Exhibit 10.3

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 27, 2009 (the “First Amendment”), is entered into by and among SMURFIT-STONE CONTAINER ENTERPRISES, INC., a Delaware corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (“U.S. Borrower”), SMURFIT-STONE CONTAINER CANADA INC., a company continued under the Companies Act (Nova Scotia), and operating pursuant to a proceeding under the CCAA, and a debtor and debtor in possession in a case pending under Chapter 11 of the Bankruptcy Code (“Canadian Borrower,” and together with the U.S. Borrower, the “Borrowers”), SMURFIT-STONE CONTAINER CORPORATION, a Delaware corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (“Parent”), the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent.

WITNESSETH:

WHEREAS, the Borrowers, the Lenders, and the Agents are parties to that certain Amended and Restated Credit Agreement dated as of February 25, 2009, pursuant to which the Lenders have made available to the Borrowers a term loan, revolving credit and letter of credit facility in an aggregate principal amount not to exceed US$750,000,000 (the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                            Definitions.  Capitalized terms used and not otherwise defined in this First Amendment are used as defined in the Credit Agreement (after giving effect to this First Amendment).  In addition, the capitalized term “First Amendment Effectiveness Date” shall mean the first Business Day on which the conditions set forth in Section 3 hereof are fully satisfied to the satisfaction of the Administrative Agent or waived by the Administrative Agent.  The Administrative Agent will give the Borrowers and each Lender written notice of the occurrence of the First Amendment Effectiveness Date.

Section 2.                                            Amendments to Credit Agreement.  Subject to the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

2.1                                 The definition of “Reserves” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Reserves” means Dilution Reserves, Inventory Reserves, Rent Reserves and any other reserves established by the Applicable Agent in its Permitted Discretion (including, without limitation, reserves for accrued and unpaid interest on the Secured Obligations, Banking Services Reserves, reserves for consignee’s, warehousemen’s and bailee’s charges, reserves for Swap Obligations, reserves for environmental liabilities of any Loan Party, reserves for contingent liabilities of any Loan Party, reserves for uninsured losses of any Loan Party, reserves for uninsured, underinsured, un-indemnified or under-indemnified liabilities or potential liabilities with respect to any litigation, reserves for cash held in deposit accounts of Smurfit-Stone Puerto Rico, Inc. during such times as cash dominion is in effect under Section 5.7 and reserves for taxes, fees, assessments, and other governmental charges) with respect to the Collateral or any Loan Party, and with regard to the Canadian Borrowing Base, in addition to the foregoing, reserves for Priority Payables outstanding on or after the Effective Date that may affect the collectability of such accounts or the saleability of such inventory and that have not already been taken into account in the calculation of the applicable Borrowing Base to the extent such Priority Payables do not constitute amounts otherwise secured by the Directors’ Charge.

2.2                                 Section 2.24(a)(x) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(x)                                   with respect to the Cases and assets of the U.S. Loan Parties, (x) in the event of the occurrence and during the continuance of an Event of Default or an event that would constitute an Event of Default with the giving of notice or lapse of time or both (a “Default”), the payment of allowed and unpaid professional fees and disbursements incurred by (A) the U.S. Loan Parties and (B) any statutory committees appointed in the Cases of the U.S. Loan Parties, in an aggregate amount of items (A) and (B) not in excess of US$11,000,000, and (y) the payment of fees pursuant to 28 U.S.C. § 1930 and to the Clerk of the Bankruptcy Court ((x) and (y), collectively, the “Carve-Out”);

2.3                                 Section 3.10 of the Credit Agreement is hereby amended by deleting the amount “US$100,000” and substituting therefor the amount “US$250,000”.

Section 3.                                            Effectiveness.  The effectiveness of this First Amendment is subject to the following conditions precedent:

3.1                                 Loan Documents.  Each Loan Party, the Required Lenders and the Administrative Agent shall have signed a counterpart of this First Amendment (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent.

3.2                                 Payment of Fees and Expenses.  The Loan Parties shall have paid to the Administrative Agent any unpaid balance of the fees and expenses due and payable by the Loan Parties pursuant to the Loan Documents.

Section 4.                                            Representations and Warranties.  Each Loan Party represents and warrants to the Lenders that:

4.1                                 After giving effect to the First Amendment, the representations and warranties of the Loan Parties contained in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date);

4.2                                 After giving effect to the First Amendment, (i) each Loan Party is in compliance with all the terms and provisions set forth in the Credit Agreement and (ii) no Event of Default has occurred and is continuing or would result from the execution, delivery and performance of this First Amendment; and

4.3                                 A true and correct copy of the Final Order as entered by the Bankruptcy Court is attached hereto as Exhibit A.

Section 5.                                            Choice of Law. THIS FIRST AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

Section 6.                                            Full Force and Effect.  Except as specifically amended hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed.  No reference to this First Amendment need be made in any instrument or document at any time referring to the Credit Agreement, and a reference to the Credit Agreement in any such instrument or document shall be deemed a reference to the Credit Agreement as amended hereby.

Section 7.                                            Counterparts; Electronic Signatures.  This First Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.  The Administrative Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Section 8.                                            Headings.  Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this First Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and the year first written.

SMURFIT-STONE CONTAINER ENTERPRISES, INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SMURFIT-STONE CONTAINER CANADA INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SMURFIT-STONE CONTAINER CORPORATION

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

CALPINE CORRUGATED LLC

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

CAMEO CONTAINER CORPORATION

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

LOT 24D REDEVELOPMENT CORPORATION

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

ATLANTA & SAINT ANDREWS BAY RAILWAY COMPANY

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

STONE INTERNATIONAL SERVICES CORPORATION

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

STONE GLOBAL, INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

STONE CONNECTICUT PAPERBOARD PROPERTIES, INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SMURFIT-STONE PUERTO RICO, INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SMURFIT NEWSPRINT CORPORATION

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SLP FINANCE I, INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SLP FINANCE II, INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SMBI INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

3083527 NOVA SCOTIA COMPANY

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

MBI LIMITED/LIMITÉE

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SMURFIT-MBI, by its general partner, MBI Limited/Limitée

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

STONE CONTAINER FINANCE COMPANY OF CANADA II

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

639647 BRITISH COLUMBIA LTD.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

B.C. SHIPPER SUPPLIES LTD.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SPECIALTY CONTAINERS INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SLP FINANCE GENERAL PARTNERSHIP, by its general partner, SLP Finance I, Inc.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

FRANCOBEC COMPANY

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

605681 N.B. INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

LENDERS:

JPMORGAN CHASE BANK, N.A.
Individually and as Administrative Agent and Collateral Agent

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH
Individually and as Canadian Administrative Agent and Canadian Collateral Agent

By:	/s/ Drew McDonald
Name:	Drew McDonald
Title:	Executive Director

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Frank Fazio
Name:	Frank Fazio
Title:	Managing Director

By:	/s/ Philip Saliba
Name:	Philip Saliba
Title:	Director

EXHIBIT A

FINAL ORDER